Omega Commercial Financing Corporation
	Unaudited Pro Forma Condensed Statement of Operations

Omega Capital Funding LLC for the six months ended
June 30, 2007
	Omega Commercial Financing Corporation for the six months ended
June 30, 2007

	Omega Capital		Omega Commercial		Pro Forma	Unaudited
	Funding LLC		Financing Corp.		Adjustments	Pro Forma
					(3)
Revenues	$603,536		$0		$0	$603,536
Cost of sales			0		0	0
Gross profit (loss)	603,536		0		0	603,536
Operating costs and expenses:
Selling, general and administrative expenses	$705,669	$		$		$705,669
Related party						0
Other						0
Total operating costs and expenses	705,669		0		0	705,669
Other expenses (income):
Interest expense	0		0			0
Fair value adjustment of derivative liability						0
Total other expenses	0		0		0	0
(Loss) gain before discontinued operations and income taxes	(102,133)		0		0	(102,133)
Gain (loss) from discontinued operations						0
(Loss) gain before income taxes	(102,133)		0		0	(102,133)
Income tax provision	0		0		0	0
Net (loss) gain	$(102,133)		$0		$0	$(102,133)
Basic loss per common share	$(68.09)		$0.00		$0	$(0.01)
Weighted average common shares outstanding	1,500		25,500,000		-10,951,500	14,550,000

Omega Capital Financing Corporation
Unaudited Pro Forma Condensed Statement of Operations

Omega Capital Funding LLC for the year ended
December 31, 2006
Omega Commercial Financing Corporation for the year ended
December 31, 2006

	Omega Capital	Omega Commercial		Pro Forma	Unaudited
	Funding LLC	Financing Corp.		Adjustments	Pro Forma
				(3)
Revenues	$483,500	$0		$0	$483,500
Cost of sales	0	0		0	0
Gross profit (loss)	483,500	0		0	483,500
Operating costs and expenses:
Selling, general and administrative expenses	867,798	23,129			890,927
Related party					0
Other					0
Total operating costs and expenses	867,798	23,129		0	890,927
Other expenses (income):
Interest expense	0	0		0	0
Fair value adjustment of derivative liability
Total other expenses (income)	0	0		0	0
(Loss) gain before discontinued operations and income taxes	(384,298)	(23,129)		0	(407,427)
Gain (loss) from discontinued operations	0	0		0	0
(Loss) gain before income taxes	(384,298)	(23,129)		0	(407,427)
Income tax provision	0	0		0	0
Net (loss) gain	$(384,298)	$(23,129)	$		$(407,427)
Basic loss per common share	$(256.20)	$(0.00)	$		$(0.02)
Weighted average common shares outstanding	1,500	25,500,000		-1,500	25,500,000

Omega Commercial Financing Corporation
Unaudited Pro Forma Condensed Balance Sheet

	June 30		June 30, 2007
	2007		2007
	Omega Capital		Omega Commercial		Pro Forma	Unaudited
	Funding LLC		Financing Corp.		Adjustments	Pro Forma
Assets			(1)		(2)
Current Assets
Cash	$149,409	$		$		$149,409
Fixed Assets	77,279					77,279
Other Assets	22,920		0			22,920
Total current assets	249,608		0		0	249,608
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts and notes payable:
Unearned Revenues	$580,666	$		$		$580,666
Accrued Expense	819					819
Accrued interest debentures						—
Advances from Stockholders			23,129			23,129
Notes payable, related party						—
Derivative liability convertible debentures						—
Accrued interest payable:						—
Notes payable, related party						—
Total current liabilities	581,485		23,129		—	604,614
Long-term liabilities
Loans Payable	12,500		—			12,500
Total liabilities	593,985		23,129		—	617,114
Commitments and contingencies	—
Shareholders’ equity
Preferred stock, $.001 par value; 25,000,000 shares authorized,
535,891 shares issued and outstanding	—		0			0
Common stock, $.001 par value; 475,000,000 shares authorized,
193,587,461 shares issued and outstanding	15		255,000		(15)	255,000
Additional paid-in capital			1,899,078		(344,377)	1,554,701
Deficit accumulated during the development stage

Retained Earnings	(344,392)	(2,177,207)	344,392	(2,177,207)
Total shareholders' equity	(344,377)	(23,129)	—	(367,506)
Total liabilities and shareholders' equity	$249,608	$—	$—	$249,608

OMEGA COMMERCIAL FINANCING CORPORATION

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

Pro Forma Adjustments

1	Includes adjustments to Omega Commercial Funding Corporation for the following:

●10/1 reverse split, with 2,550,000 outstanding shares
●New issuance of 12,000,000 shares common stock of Omega Commercial Financing Corporation.
●Purchase of Omega Capital Funding LLC for new issurance of 12,000,000 shares of Omega Commercial Funding Corporation common stock

2	To adjust the stockholders' equity to reflect the recapitalization of Omega Commercial Funding Corporation

3

To eliminate all shares of Omega Capital Funding LLC, reduce the number of outstanding shares of Omega Commercial Financing Corporation to reflect the 10/1 reverse stock split and the issuance of 12,000,000 shares of new common stock.